UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23621

Name of Fund: BlackRock 2037 Municipal Target Term Trust (BMN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock 2037

Municipal Target Term Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2025

Date of reporting period: 12/31/2025

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

December 31, 2025
2025 Annual Report

BlackRock 2037 Municipal Target Term Trust (BMN)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Municipal Market Overview For the Reporting Period Ended December 31, 2025

Municipal Market Conditions
The first half of 2025 was defined by the Trump administration’s announcement of reciprocal tariffs in early April that spurred extreme volatility, dislocations across global markets, and a reset of municipal valuations to historically attractive levels. Markets ultimately stabilized and positive absolute returns soon followed, but elevated municipal supply throughout the period was a primary driver of relative underperformance vs. other fixed income asset classes. A softening labor market, the longest government shutdown in history, and a lack of material economic data for the market (and Federal Reserve) to lean on framed the second half of the year. An increasingly dovish central bank cut rates at three consecutive meetings during the period, reducing the Federal Funds rate from 4.50% to 3.75% and creating a strong backdrop for rates. The belly of the curve, single-A rated credits, and the housing, IDR/PCR, and leasing sectors outperformed.
Bloomberg Municipal Bond Index(a)
Total Returns as of December 31, 2025
6	months:	4.61%
12	months:	4.25%
During the 12-months ended December 31, 2025, municipal bond funds experienced net inflows totaling $62 billion (based on data from the Investment Company Institute), with demand concentrated primarily in ETFs, investment-grade, and long-term funds. At the same time, the market absorbed $567 billion in issuance, a new record for supply and a 16% increase year-over-year. Issuance was boosted by an increased need for infrastructure spending, a pull-forward in perceived vulnerable sectors to front-run potential new legislation, and declining COVID stimulus cash available to municipalities.
A Closer Look at Yields
AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.
From December 31, 2024, to December 31, 2025, yields on AAA-rated 30-year municipal bonds increased by 34 basis points (bps) from 3.90% to 4.24%, ten-year yields decreased by 30 bps from 3.06% to 2.76%, five-year yields decreased by 46 bps from 2.87% to 2.41%, and two-year yields decreased by 43 bps from 2.82% to 2.39% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 77 bps to a slope of 185 bps, outpaced slightly by the 83 bps of steepening experienced in the Treasury curve.
Municipal curves remain steeper than their 1-, 3-, and 5-year averages, offering investors who are looking for duration an attractive entry point.
Financial Conditions of Municipal Issuers
Municipal credit fundamentals remain exceptionally strong heading into year-end, supported by solid revenue growth, disciplined fiscal management, and historically low leverage. State revenues rose 6.3% year over year in the June quarter, led by an 11.0% increase in personal income taxes and continued strength in corporate receipts, while sales taxes reflected moderating consumer activity. Debt service remains low at 9.77% of revenues, providing states with flexibility as economic growth cools. Quarterly volatility across states largely reflects timing and policy effects rather than credit deterioration. Revenue gains in Oregon, New Hampshire, California, and Nebraska were influenced by tax settlement timing or expiring credits, while softness in energy-producing and consumption-dependent states was cyclical. Policy changes in 2025—including tax adjustments in Maryland, New York, Illinois, Georgia, and Arizona—demonstrate an active but balanced fiscal environment.
We enter 2026 seeing value in AMT bonds, where limited applicability has created compelling opportunities for additional spread pickup. We favor higher coupons and sectors providing high quality carry, such as transportation, housing, prepaid gas, and healthcare.
The opinions expressed are those of BlackRock as of December 31, 2025 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.  There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
(a) The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.
Municipal Market Overview

The Benefits and Risks of Leveraging
The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”).  However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain the Trust’s leverage if it deems such action to be appropriate. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of  the Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.
To obtain leverage, the Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025

BlackRock 2037 Municipal Target Term Trust (BMN)
Investment Objective
BlackRock 2037 Municipal Target Term Trust’s (BMN) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about September 30, 2037. Under normal market conditions, the Trust invests at least 80% of its Managed Assets in municipal securities. The Trust invests primarily in investment grade quality securities or securities that are unrated but judged to be of comparable quality by the investment adviser.
There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $25.00 per share.
Trust Information
Symbol on New York Stock Exchange	BMN
Initial Offering Date	October 28, 2022
Termination Date	September 30, 2037
Yield on Closing Market Price as of December 31, 2025 ($26.18)(a)	4.30%
Tax Equivalent Yield(b)	7.26%
Current Monthly Distribution per Common Share(c)	$0.093750
Current Annualized Distribution per Common Share(c)	$1.125000
Leverage as of December 31, 2025(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary
	12/31/25	12/31/24	Change	High	Low
Closing Market Price	$ 26.18	$ 25.59	2.31%	$ 26.18	$ 23.59
Net Asset Value	25.76	25.72	0.16	26.08	24.23
GROWTH OF $10,000 INVESTMENT

BMN commenced operations on October 28, 2022.
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Trust Summary

Trust Summary as of December 31, 2025(continued)

BlackRock 2037 Municipal Target Term Trust (BMN)
Performance
Returns for the period ended December 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	Since Inception(a)
Trust at NAV(b)(c)	4.76%	5.39%
Trust at Market Price(b)(c)	7.01	5.93
Customized Reference Benchmark(d)	5.54	7.71
Bloomberg Municipal Bond Index	4.25	5.29

(a)	BMN commenced operations on October 28, 2022.
(b)
All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices and reflect the Trust’s use of leverage, if any. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares.

(c)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)	The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index (75%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) 2037 Total Return Index (25%).
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
The Trust benefited from its allocations to the housing, healthcare, and transportation sectors, all of which delivered strong results in 2025. Income also contributed meaningfully, as many legacy holdings continue to generate attractive cash flows due to their high yields. Selective holdings in high yield development districts further bolstered results.
At a time of positive market performance, there were no sizable detractors. With this said, the Trust experienced periods of pressure in select transportation-linked holdings affected by the financial distress of the rail issuer Brightline West. In addition, temporary cash balances held in early October were a mild drag on performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2025(continued)

BlackRock 2037 Municipal Target Term Trust (BMN)
Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Health	21.8%
Transportation	20.5
County/City/Special District/School District	16.3
Housing	15.5
Corporate	10.1
State	8.3
Education	5.5
Utilities	2.0

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2026	15.3%
2027	8.7
2028	4.4
2029	4.8
2030	4.2

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	4.5%
AA/Aa	35.1
A	21.2
BBB/Baa	19.4
BB/Ba	4.9
B	1.0
N/R	13.9

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Trust Summary

Schedule of Investments
December 31, 2025
BlackRock 2037 Municipal Target Term Trust (BMN)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama(a) — 2.4%
Baldwin County Industrial Development Authority, RB, Series A, AMT, 5.00%, 06/01/55(b)	$1,235	$ 1,259,045
Black Belt Energy Gas District, RB, Series A, 5.25%, 05/01/56	2,510	2,590,775
		3,849,820
Arizona — 2.0%
Arizona Industrial Development Authority, RB, 5.00%, 07/01/38(b)	460	464,378
La Paz County Industrial Development Authority, RB, 5.00%, 02/15/46(b)	500	483,215
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	2,000	2,169,551
		3,117,144
California — 4.7%
California Community Choice Financing Authority, RB, Series E-2, Sustainability Bonds, 4.19%, 02/01/54(a)	625	627,759
California Enterprise Development Authority, RB, 7.60%, 11/15/37(b)	1,000	1,016,301
California Infrastructure & Economic Development Bank, Refunding RB, Sustainability Bonds, 12.00%, 01/01/65(a)(b)	440	325,600
California Public Finance Authority, RB(b)
Series A, 5.88%, 06/01/39	750	759,986
Sustainability Bonds, 5.00%, 11/15/36	1,000	1,005,806
California School Finance Authority, RB, Series A, 5.00%, 07/01/45(b)	1,000	996,880
California School Finance Authority, Refunding RB, Sustainability Bonds, 5.25%, 08/01/38(b)	125	129,267
California Statewide Communities Development Authority, RB, Series A, 5.00%, 12/01/41(b)	2,500	2,505,956
		7,367,555
Colorado — 3.6%
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/39	750	741,464
Series A, 4.00%, 11/15/50	1,575	1,415,335
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	2,000	2,008,250
Eagle County Airport Terminal Corp., ARB, Series B, AMT, 5.00%, 05/01/41	1,000	1,003,474
Southlands Metropolitan District No. 1, Refunding GO, Series A-1, 5.00%, 12/01/37	500	502,662
		5,671,185
Delaware — 0.3%
Delaware State Economic Development Authority, Refunding RB, Series A, 4.00%, 10/01/45(a)	400	400,740
District of Columbia — 0.7%
District of Columbia, RB, Series A, AMT, Sustainability Bonds, 5.50%, 02/28/37	1,000	1,153,461
Florida — 8.3%
County of Miami-Dade Seaport Department, Refunding RB, Series A, AMT, 5.00%, 10/01/42	2,000	2,069,968
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/43	2,750	1,125,996
Series A-2, 0.00%, 10/01/46	6,175	2,052,404
Florida Development Finance Corp., RB(a)(b)
AMT, 6.13%, 07/01/32	400	401,734
Series A, Class A, AMT, 4.38%, 10/01/54	250	252,904
Security	Par (000)	Value
Florida (continued)
Florida Development Finance Corp., Refunding RB, AMT, (AGM), 5.00%, 07/01/44	$315	$ 309,132
Gas Worx Community Development District, SAB, 5.00%, 05/01/36(b)	615	643,160
Greater Orlando Aviation Authority, ARB, AMT, 5.50%, 11/01/37	1,500	1,619,156
Normandy Community Development District, SAB, 4.63%, 05/01/31(b)	520	525,665
Orange County Health Facilities Authority, RB, 5.00%, 08/01/35	500	500,484
Rookery Community Development District, SAB, 5.00%, 05/01/44	500	491,824
Village Community Development District No. 15, SAB, 4.85%, 05/01/38(b)	400	414,881
Village Community Development District No. 16, SAB, 4.50%, 05/01/40	2,750	2,792,211
		13,199,519
Georgia — 2.2%
DeKalb County Housing Authority, Refunding RB, 4.13%, 12/01/34	250	252,031
Development Authority of Cobb County, RB, Series A, 5.70%, 06/15/38(b)	625	633,821
Gainesville & Hall County Hospital Authority, RB, 4.00%, 02/15/46	1,010	929,396
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/37	1,500	1,634,242
		3,449,490
Illinois — 7.3%
Chicago Board of Education, GO, Series C, 5.25%, 12/01/39	2,675	2,667,518
Chicago Midway International Airport, Refunding ARB, Series A, AMT, Senior Lien, 5.25%, 01/01/42	1,250	1,325,204
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/47	1,000	999,638
City of Chicago Illinois, GO
Series A, 5.50%, 01/01/41	1,855	1,892,420
Series C, 6.00%, 01/01/43	1,000	1,066,483
Illinois Finance Authority, RB, Series A, 6.50%, 05/15/42	250	267,550
Illinois Finance Authority, Refunding RB
4.00%, 08/15/41	1,170	1,130,793
Series A, 5.00%, 05/15/41	310	301,237
Metropolitan Pier & Exposition Authority, RB, Series A, (NPFGC), 0.00%, 06/15/37(c)	2,000	1,286,462
Rock Island County School District No. 41 Rock Island/Milan, GO, Series A, (AGM), 5.00%, 01/01/44	600	628,962
		11,566,267
Iowa — 2.2%
Iowa Finance Authority, RB
4.75%, 08/01/42	2,000	2,000,031
Series A, 5.00%, 05/15/43	1,500	1,469,974
		3,470,005
Louisiana — 0.8%
Louisiana Housing Corp., RB, S/F Housing, Series B, (FHLMC, FNMA, GNMA), 4.60%, 12/01/42	995	1,024,526
Louisiana Public Facilities Authority, Refunding RB, Series A2, 5.00%, 12/15/43(b)	335	321,879
		1,346,405
Maine — 0.1%
Finance Authority of Maine, Refunding RB, AMT, 4.63%, 12/01/47(a)(b)	100	100,761

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock 2037 Municipal Target Term Trust (BMN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Maryland — 2.5%
City of Baltimore MD, RB, 5.00%, 06/01/45(b)	$825	$ 818,418
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.00%, 12/31/40	1,500	1,539,347
Maryland Health & Higher Educational Facilities Authority, Refunding RB, (AGM), 5.00%, 07/01/45	1,500	1,582,721
		3,940,486
Massachusetts — 6.3%
Massachusetts Development Finance Agency, RB
5.00%, 07/01/42	1,000	1,011,486
5.25%, 08/15/42	2,000	2,138,030
Series A, 5.00%, 01/01/47	2,500	2,429,164
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/44	2,500	2,502,169
Massachusetts Housing Finance Agency, RB, M/F Housing, Series C-1, Sustainability Bonds, 4.50%, 12/01/45	1,860	1,864,116
		9,944,965
Michigan — 7.2%
Michigan Finance Authority, RB, 4.00%, 02/15/44	1,275	1,198,200
Michigan Finance Authority, Refunding RB, 5.00%, 11/15/41	1,000	1,008,873
Michigan State Housing Development Authority, RB, S/F Housing
Series D, Sustainability Bonds, 5.10%, 12/01/37	2,250	2,400,654
Series D, Sustainability Bonds, 5.20%, 12/01/40	2,750	2,850,511
Michigan Strategic Fund, RB, AMT, (AGM), 4.50%, 06/30/48	2,500	2,319,734
State of Michigan Trunk Line Revenue, RB, 4.00%, 11/15/46	1,000	947,897
Wayne County Airport Authority, Refunding RB, AMT, 5.00%, 12/01/44	590	610,161
		11,336,030
Minnesota — 0.9%
Minnesota Housing Finance Agency, RB, S/F Housing, Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.10%, 07/01/42	1,420	1,501,946
Nevada(b) — 0.6%
City of North Las Vegas Nevada, SAB
5.50%, 06/01/37	485	508,668
5.75%, 06/01/42	485	502,329
		1,010,997
New Hampshire — 2.4%
New Hampshire Business Finance Authority, RB, Class A, Sustainability Bonds, 5.25%, 06/01/42	1,500	1,604,591
New Hampshire Business Finance Authority, RB, M/F Housing
Series 2025, Subordinate, 5.15%, 09/28/37	590	597,930
Class A-1, Sustainability Bonds, 4.75%, 06/20/41(a)	1,508	1,553,511
		3,756,032
New Jersey — 4.3%
New Jersey Economic Development Authority, RB, Series A, 5.00%, 06/15/42	1,500	1,527,291
New Jersey Housing & Mortgage Finance Agency, RB, M/F Housing, Series D-1, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.10%, 11/01/45	1,000	1,030,042
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/42	2,200	2,343,225
Security	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
5.00%, 06/15/45	$460	$ 486,746
South Jersey Port Corp., Refunding ARB, Series S, 5.00%, 01/01/39	1,350	1,350,991
		6,738,295
New Mexico — 0.6%
City of Santa Fe New Mexico, Refunding RB, 5.00%, 05/15/32	1,000	1,000,675
New York — 7.0%
Build NYC Resource Corp., RB, Sustainability Bonds, 5.00%, 06/01/32(b)	400	413,256
Metropolitan Transportation Authority, Refunding RB, Series C, Sustainability Bonds, 5.00%, 11/15/42	500	511,575
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 12/01/37	1,670	1,672,396
New York City Housing Development Corp., RB, M/F Housing, Series S, Class F-1, Sustainability Bonds, 4.60%, 11/01/42	1,500	1,523,248
New York Convention Center Development Corp., Refunding RB, 5.00%, 11/15/40	1,500	1,500,004
New York State Environmental Facilities Corp., RB, AMT, 5.13%, 09/01/50(a)(b)	250	259,874
New York Transportation Development Corp., ARB, AMT, 5.00%, 01/01/36	1,500	1,526,787
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/40	1,500	1,520,751
AMT, Sustainability Bonds, 5.50%, 06/30/38	1,000	1,072,116
Onondaga Civic Development Corp., RB, 5.00%, 07/01/40	1,075	1,075,432
		11,075,439
North Carolina — 1.4%
North Carolina Medical Care Commission, RB
5.25%, 12/01/44	710	743,666
5.25%, 12/01/45	500	519,714
North Carolina Turnpike Authority, Refunding RB, Series A, 5.00%, 07/01/42	995	999,013
		2,262,393
Ohio — 4.4%
County of Franklin Ohio, RB, 5.00%, 05/15/40	3,140	3,145,918
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)	1,220	1,241,241
Ohio Air Quality Development Authority, RB, AMT, 4.50%, 01/15/48(b)	1,000	922,948
State of Ohio, RB, Series P3, AMT, 5.00%, 12/31/39	1,680	1,680,164
		6,990,271
Oklahoma — 1.2%
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	1,000	1,013,635
Tulsa Municipal Airport Trust Trustees, Refunding ARB
AMT, 6.25%, 12/01/35	265	303,415
AMT, 6.25%, 12/01/40	540	599,368
		1,916,418
Oregon — 2.7%
Port of Morrow Oregon, GOL, Series A, 5.15%, 10/01/26(b)	1,140	1,140,174
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock 2037 Municipal Target Term Trust (BMN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Oregon (continued)
Port of Portland OR Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/42	$1,835	$ 1,844,893
Washington & Multnomah Counties School District No. 48J Beaverton, GO, CAB, Series A, (GTD), 0.00%, 06/15/37(c)	2,000	1,283,467
		4,268,534
Pennsylvania — 13.7%
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	2,000	1,998,479
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	890	912,667
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, 5.00%, 05/01/42	2,580	2,669,476
City of Philadelphia PA Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/47	1,500	1,501,436
Lancaster County Hospital Authority, RB, 5.00%, 11/01/51	1,000	997,619
Montgomery County Industrial Development Authority, Refunding RB, 5.00%, 11/15/36	350	353,531
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.50%, 06/30/43	5,000	5,249,559
Pennsylvania Higher Educational Facilities Authority, Refunding RB, 5.00%, 05/01/41	1,500	1,509,172
Pennsylvania Housing Finance Agency, RB, S/F Housing
Sustainability Bonds, 4.60%, 10/01/45	2,000	1,993,925
Series 149A, Sustainability Bonds, 5.10%, 10/01/45	2,500	2,559,532
Pennsylvania Turnpike Commission, RB, Sub-Series B-1, 5.00%, 06/01/42	1,500	1,522,613
Philadelphia Authority for Industrial Development, RB, 5.00%, 11/01/47	500	484,837
		21,752,846
Puerto Rico — 4.4%
Commonwealth of Puerto Rico, GO, Series A-1, Restructured, 5.75%, 07/01/31	3,447	3,786,891
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, RB
Series A-2, Convertible, Restructured, 4.33%, 07/01/40	1,500	1,467,575
Series A-1, Restructured, 4.55%, 07/01/40	1,750	1,750,649
		7,005,115
South Carolina — 3.9%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	805	860,175
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 04/01/41	1,090	1,127,063
South Carolina Jobs-Economic Development Authority, Refunding RB, 5.00%, 11/15/47	2,500	2,503,985
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/42	1,500	1,635,481
		6,126,704
Tennessee — 2.9%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, Refunding RB
5.00%, 10/01/38	1,000	1,013,024
Series A, 5.00%, 10/01/41	1,000	999,966
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,500	1,608,930
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	925	988,170
		4,610,090
Texas — 5.2%
City of Houston TX Airport System Revenue, ARB, Series B, AMT, 5.50%, 07/15/39	1,000	1,073,143
Security	Par (000)	Value
Texas (continued)
EP Royal Estates PFC, RB, M/F Housing, 4.25%, 10/01/39	$2,000	$ 2,022,892
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	2,140	2,140,223
Harris County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 01/01/27	195	196,950
New Hope Cultural Education Facilities Finance Corp., RB, 5.00%, 08/15/39(b)	425	418,496
San Antonio Water System, Refunding RB, Series A, Junior Lien, 4.00%, 05/15/40	810	815,726
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 11/15/40	1,500	1,500,063
		8,167,493
Utah — 1.1%
Downtown Revitalization Public Infrastructure District, RB
Series A, 1st Lien, (AGM), 5.25%, 06/01/43	1,000	1,086,004
Series B, 2nd Lien, (AGM), 5.25%, 06/01/43	600	651,603
		1,737,607
Vermont — 0.8%
Vermont Economic Development Authority, RB, AMT, 4.63%, 04/01/36(a)(b)	1,300	1,312,109
Virginia — 0.3%
Virginia Small Business Financing Authority, Refunding RB, AMT, Senior Lien, 4.00%, 01/01/40	500	484,387
Washington — 2.6%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 09/01/44	500	525,467
Washington State Convention Center Public Facilities District, RB, 5.00%, 07/01/43	1,000	1,007,112
Washington State Housing Finance Commission, RB, M/F Housing, Series 1, Sustainability Bonds, 3.38%, 04/20/37	978	925,908
Washington State Housing Finance Commission, Refunding RB, Series A, 5.00%, 07/01/38	1,590	1,670,906
		4,129,393
Wisconsin — 3.1%
Public Finance Authority, RB
5.00%, 07/15/30(b)	147	147,102
5.00%, 06/15/34	430	444,620
5.00%, 07/01/35(b)	350	367,679
Series A, AMT, Senior Lien, 5.50%, 07/01/44	500	519,029
Public Finance Authority, Refunding RB
5.25%, 05/15/42(b)	1,230	1,233,746
Series B, AMT, 5.00%, 07/01/42	1,500	1,500,291
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 11/01/27	745	757,602
		4,970,069
Wyoming — 1.3%
Wyoming Community Development Authority, Refunding RB, S/F Housing, Series 1, 4.40%, 12/01/43	2,000	2,003,641
Total Municipal Bonds — 115.4% (Cost: $179,389,428)		182,734,287
Municipal Bonds Transferred to Tender Option Bond Trusts(d)
Alabama — 3.3%
Southeast Energy Authority A Cooperative District, RB, Series A, 5.00%, 01/01/56(a)	5,000	5,209,627

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2025
BlackRock 2037 Municipal Target Term Trust (BMN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Colorado — 2.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series D, AMT, 5.00%, 11/15/42	$4,000	$ 4,188,767
Idaho — 3.4%
Idaho Health Facilities Authority, Refunding RB, Class A, 5.00%, 03/01/43	5,000	5,360,984
Illinois — 6.5%
Illinois Housing Development Authority, RB, S/F Housing, Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 10/01/42	5,000	5,197,566
Regional Transportation Authority, RB, Series A, 5.00%, 06/01/55	5,000	5,140,895
		10,338,461
Kansas — 3.3%
Wyandotte County Unified School District No. 500 Kansas City, GO, (BAM), 5.00%, 09/01/50(e)	5,000	5,200,613
Maryland — 2.7%
Maryland Community Development Administration, RB, S/F Housing, Sustainability Bonds, 4.95%, 09/01/42	4,000	4,189,404
Massachusetts — 3.3%
Commonwealth of Massachusetts, GOL, Series A, 5.00%, 05/01/48	5,000	5,221,281
Michigan — 3.1%
Michigan Finance Authority, Refunding RB
5.00%, 12/01/27(f)	190	193,670
5.00%, 12/01/42	4,675	4,765,299
		4,958,969
Pennsylvania — 11.7%
Allegheny County Airport Authority, ARB
Series A, AMT, (AGM), 5.25%, 01/01/37	1,640	1,786,508
Series A, AMT, (AGM), 5.25%, 01/01/40	1,700	1,851,653
Series A, AMT, (AGM), 5.50%, 01/01/41	1,660	1,808,459
Series A, AMT, (AGM), 5.50%, 01/01/42	1,500	1,634,269
General Authority of Southcentral Pennsylvania, Refunding RB, 5.00%, 06/01/39	5,000	5,227,427
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 143A, Sustainability Bonds, 5.13%, 10/01/41	5,930	6,233,295
		18,541,611
Washington(e) — 6.7%
Fircrest Properties, RB, Sustainability Bonds, 5.50%, 06/01/49	5,000	5,375,788
State of Washington, GO, Series C, 5.00%, 02/01/49	5,000	5,221,607
		10,597,395
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.6% (Cost: $71,764,631)		73,807,112

Security	Shares	Value
Warrants
Construction & Engineering — 0.0%
Brightline West, (Expires 11/26/35, Strike Price USD 5.00)(g)	3,660	$ —
Total Warrants — 0.0% (Cost: $ — )		—
Total Long-Term Investments — 162.0% (Cost: $251,154,059)		256,541,399
Short-Term Securities
Money Market Funds — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.84%(h)(i)	633,284	633,347
Total Short-Term Securities — 0.4% (Cost: $633,347)		633,347
Total Investments — 162.4% (Cost: $251,787,406)		257,174,746
Other Assets Less Liabilities — 1.7%		2,699,335
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (32.6)%		(51,599,388)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (31.5)%		(49,920,162)
Net Assets Applicable to Common Shares — 100.0%		$ 158,354,531

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between February 1, 2032 to September 1, 2032, is
$11,641,840. See Note 4 of the Notes to Financial Statements for details.

(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Non-income producing security.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
Schedule of Investments

Schedule of Investments (continued)
December 31, 2025
BlackRock 2037 Municipal Target Term Trust (BMN)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/25	Shares Held at 12/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 82,606	$ 550,741 (a)	$ —	$ —	$ —	$ 633,347	633,284	$ 117,523	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 182,734,287	$ —	$ 182,734,287
Municipal Bonds Transferred to Tender Option Bond Trusts	—	73,807,112	—	73,807,112
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	633,347	—	—	633,347
	$633,347	$256,541,399	$—	$257,174,746
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(51,269,998)	$—	$(51,269,998)
VRDP Shares at Liquidation Value	—	(50,000,000)	—	(50,000,000)
	$—	$(101,269,998)	$—	$(101,269,998)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statement of Assets and Liabilities
December 31, 2025

BMN
ASSETS
Investments, at value — unaffiliated(a)	$ 256,541,399
Investments, at value — affiliated(b)	633,347
Receivables:
Investments sold	230,000
Dividends — affiliated	4,363
Interest — unaffiliated	2,961,144
Prepaid expenses	35,070
Total assets	260,405,323
ACCRUED LIABILITIES
Bank overdraft	309,555
Payables:
Accounting services fees	14,876
Custodian fees	728
Income dividend distributions — Common Shares	35,022
Interest expense and fees	329,390
Investment advisory fees	121,063
Other accrued expenses	2,044
Professional fees	38,943
Transfer agent fees	9,011
Total accrued liabilities	860,632
OTHER LIABILITIES
TOB Trust Certificates	51,269,998
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	49,920,162
Total other liabilities	101,190,160
Total liabilities	102,050,792
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 158,354,531
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 153,374,557
Accumulated earnings	4,979,974
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 158,354,531
Net asset value per Common Share	$ 25.76
(a) Investments, at cost—unaffiliated	$251,154,059
(b) Investments, at cost—affiliated	$633,347
(c) Preferred Shares outstanding	500
(d) Preferred Shares authorized	500
(e) Par value per Preferred Share	$0.001
(f) Common Shares outstanding	6,147,653
(g) Common Shares authorized	Unlimited
(h) Par value per Common Share	$0.001
See notes to financial statements.
Financial Statements

Statement of Operations
Year Ended December 31, 2025

BMN
INVESTMENT INCOME
Dividends — affiliated	$117,523
Interest — unaffiliated	10,115,822
Total investment income	10,233,345
EXPENSES
Investment advisory	1,190,046
Professional	51,173
Accounting services	44,693
Transfer agent	26,945
Trustees and Officer	10,723
Registration	8,703
Printing and postage	5,128
Custodian	1,910
Liquidity fees	1,284
Remarketing fees on Preferred Shares	1,260
Miscellaneous	10,093
Total expenses excluding interest expense, fees and amortization of offering costs	1,351,958
Interest expense, fees and amortization of offering costs(a)	2,022,039
Total expenses	3,373,997
Less fees waived and/or reimbursed by the Manager	(4,515)
Total expenses after fees waived and/or reimbursed	3,369,482
Net investment income	6,863,863
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(587,825)
(587,825)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	882,353
Net realized and unrealized gain	294,528
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$7,158,391
(a) Related to TOB Trusts and/or VRDP Shares.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets

	BMN
	Year Ended 12/31/25	Year Ended 12/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$6,863,863	$6,576,029
Net realized gain (loss)	(587,825)	143,034
Net change in unrealized appreciation (depreciation)	882,353	(2,735,355)
Net increase in net assets applicable to Common Shareholders resulting from operations	7,158,391	3,983,708
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income and net realized gain	(6,745,851)	(6,770,592)
Return of capital	(170,259)	(145,518)
Decrease in net assets resulting from distributions to Common Shareholders	(6,916,110)	(6,916,110)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	242,281	(2,932,402)
Beginning of year	158,112,250	161,044,652
End of year	$158,354,531	$158,112,250

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statement of Cash Flows
Year Ended December 31, 2025

BMN
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$7,158,391
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments	48,470,211
Purchases of long-term investments	(136,085,498)
Net purchases of short-term securities	(550,741)
Amortization of premium and accretion of discount on investments and other fees	37,235
Net realized loss on investments	587,825
Net unrealized (appreciation) depreciation on investments	(882,353)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(2,900)
Interest — unaffiliated	(1,201,486)
Prepaid expenses	(33,699)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(1,916)
Custodian fees	(43)
Interest expense and fees	208,671
Investment advisory fees	41,054
Trustees’ and Officer’s fees	(162)
Other accrued expenses	(5,329)
Professional fees	(27,536)
Transfer agent fees	4,649
Net cash used for operating activities	(82,283,627)
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(6,881,088)
Repayments of TOB Trust Certificates	(11,965,002)
Proceeds from issuance of VRDP Shares	50,000,000
Proceeds from TOB Trust Certificates	50,900,000
Increase in bank overdraft	309,555
Amortization of deferred offering costs	(79,838)
Net cash provided by financing activities	82,283,627
CASH
Net increase in restricted and unrestricted cash	—
Restricted and unrestricted cash at beginning of year	—
Restricted and unrestricted cash at end of year	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,893,206
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	BMN
	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/23	Period from 10/28/22(a) to 12/31/22

Net asset value, beginning of period	$25.72	$26.20	$25.42	$25.00
Net investment income(b)	1.12	1.07	1.05	0.11
Net realized and unrealized gain (loss)	0.05	(0.42)	0.86	0.31
Net increase from investment operations	1.17	0.65	1.91	0.42
Distributions to Common Shareholders(c)
From net investment income	(1.10)	(1.09)	(1.13)	—
From net realized gain	—	(0.02)	—	—
Return of capital	(0.03)	(0.02)	—	—
Total distributions to Common Shareholders	(1.13)	(1.13)	(1.13)	—
Net asset value, end of period	$25.76	$25.72	$26.20	$25.42
Market price, end of period	$26.18	$25.59	$23.78	$24.44
Total Return Applicable to Common Shareholders(d)
Based on net asset value	4.76%	2.72%	7.97%	1.68%(e)
Based on market price	7.01%	12.60%	1.92%	(2.24)%(e)
Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	2.16%	1.00%	0.72%	0.65%(g)(h)
Total expenses after fees waived and/or reimbursed	2.16%	1.00%	0.72%	0.61%(g)(h)
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and amortization of offering costs(i)	0.86%	0.70%	0.67%	0.61%(h)
Net investment income to Common Shareholders	4.40%	4.11%	4.11%	2.60%(h)
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$158,355	$158,112	$161,045	$156,247
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$50,000	$—	$—	$—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$256,369 (j)	$—	$—	$—
TOB Trust Certificates, end of period (000)	$51,270	$12,335	$12,335	$—
Asset coverage per $1,000 of TOB Trust Certificates, end of period	$5,062	$13,818	$14,056	N/A
Portfolio turnover rate	23%	7%	20%	38%

(a)	Commencement of operations.
(b)	Based on average Common shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)
Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.80% and 0.76%.

(h)	Annualized.
(i)	Interest expense and fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)
Calculated by subtracting the Trust’s total liabilities (not including VRDP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
BlackRock 2037 Municipal Target Term Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end management investment company. The Fund’s classification changed from non-diversified to diversified during the period. The Trust is organized as a Maryland statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.
The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Collateralization: If required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Cash: The Trust may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Trust may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Trust is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
Distributions:  Distributions from net investment income are declared and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 9.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.
Other:  Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
The Trust has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges.
Segment Reporting: The Chief Financial Officer acts as the Trust’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Trust. The CODM has concluded that the Trust operates as a single operating segment since the Trust has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Trust’s financial statements.
Recent Accounting Standard: The Trust adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The Trust’s adoption of the new standard did not have a material impact on financial statement disclosures and did not affect the Trust’s financial position or results of operations.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Trust ’s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Trust’s Manager as the valuation designee for the Trust. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:
•Fixed-income investments and certain derivative instruments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that the Trust has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Municipal Bonds Transferred to TOB Trusts: The Trust leverages its assets through the use of “TOB Trust” transactions. The fund transfers municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating fund that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which the fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of the fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trust) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While the fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of the fund to borrow money for purposes of making investments.  The Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to the Trust. The Trust typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in the Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statement of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of the Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statement of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense and fees in the Statement of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense and fees in the Statement of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, the Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense and fees in the Statement of Operations.  Amounts recorded within interest expense and fees in the Statement of Operations are:
Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BMN	$ 1,297,062	$ 180,564	$ 63,314	$ 1,540,940
For the year ended December 31, 2025, the following table is a summary of the Trust’s TOB Trusts:
Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BMN	$ 73,807,112	$ 51,269,998	3.32% — 3.50%	$ 48,462,504	3.18%

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trust, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trust, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedule of Investments.

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If the Trust invests in a TOB Trust on a recourse basis, the Trust enters into a reimbursement agreement with the Liquidity Provider where the Trust is required to reimburse the
Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation
Shortfall”). As a result, if the Trust invests in a recourse TOB Trust, the Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB
Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Trust at December 31, 2025, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by the Trust at December 31, 2025.

5.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Trust entered into an Investment Advisory Agreement with the  Manager, the Trust’s investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Trust’s managed assets.
For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
Expense Waivers:  The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2025, the amount waived was $4,515.
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the year ended December 31, 2025, there were no fees waived by the Manager pursuant to this arrangement.
Trustees and Officers:  Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.
Other Transactions:  The Trust may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2025, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:
Trust Name	Purchases	Sales	Net Realized Gain (Loss)
BMN	$ —	$ 5,000,000	$ —
6.
 PURCHASES AND SALES
For the year ended December 31, 2025, purchases and sales of investments, excluding short-term securities, were $136,085,498 and $48,485,211, respectively.
7.
INCOME TAX INFORMATION
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Trust’ s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trust as of December 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Trust’s NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:
Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BMN	$ (991)	$ 991
The tax character of distributions paid was as follows:
Trust Name	Year Ended 12/31/25	Year Ended 12/31/24
BMN
Tax-exempt income	$ 7,210,957	$ 6,670,702
Ordinary income	14,977	2,479
Long-term capital gains	—	97,411
Return of capital	170,259	145,518
	$ 7,396,193	$ 6,916,110
Notes to Financial Statements

Notes to Financial Statements  (continued)

As of December 31, 2025, the tax components of accumulated earnings (loss) were as follows:
Trust Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BMN	$ (274,720)	$ 5,254,694	$ 4,979,974

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums on fixed income securities and treatment of residual interests in tender option bond trusts.

As of December 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BMN	$ 200,650,054	$ 6,163,788	$ (909,094)	$ 5,254,694
8.
PRINCIPAL RISKS
In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments.
The Trust may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trust reinvests the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Trust.
The Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Trust’s investments in the TOB Trusts may adversely affect the Trust’s net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trust’s NAV per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trust’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trust, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:  The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Investment Objective Risk: There is no assurance that BMN will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BMN approaches its scheduled termination date, it is expected that the maturity of BMN’s portfolio securities will shorten, which is likely to reduce BMN’s income and distributions to shareholders.
Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Trust’s portfolio are disclosed in its Schedule of Investments.
The Trust invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trust may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Trust’s performance.
The Trust invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trust invests.
9.
 CAPITAL SHARE TRANSACTIONS
The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares.  The par value for Trust’s Common Shares is $0.001. The par value for Trust’s Preferred Shares outstanding is $0.001.  The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the year ended December 31, 2025, and the year ended December 31, 2024, shares issued and outstanding remained constant.
Preferred Shares
A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
Notes to Financial Statements

Notes to Financial Statements  (continued)

VRDP Shares
The Trust (for purposes of this section, “VRDP Trust”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:
Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BMN	10/01/25	500	$ 50,000,000	10/01/37
Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.
Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statement of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:
BMN
Expiration date	10/20/28
The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.
Remarketing:  A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statement of Operations.  During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.
Ratings: As of period end, the VRDP Shares were assigned the following ratings:
Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings
BMN	Aa2
Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by . The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.
Special Rate Period:   A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Trusts have commenced a special rate period:
Trust Name	Commencement Date	Expiration Date as of Period Ended 12/31/25
BMN	10/01/25	10/05/28
Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.
During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.
Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.
For the year ended December 31, 2025, the annualized dividend rate for the VRDP Shares were as follows:
BMN
Dividend rates	3.85%
During the year ended December 31, 2025, BMN issued 500 VRDP Shares.
Offering Costs: The Trust incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement.  Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statement of Operations.
Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statement of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statement of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:
Trust Name	Dividends	Deferred Offering Costs Amortization
BMN	$ 480,083	$ 1,016
As of December 31, 2025, BlackRock Financial Management, Inc., an affiliate of the Trust, owned 4,000 shares of BMN.
10.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trust’s  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trust declared and paid or will pay distributions to Common Shareholders as follows:
Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BMN	01/02/26	01/20/26	02/02/26	$ 0.093750
	01/02/26	02/13/26	03/02/26	0.093750
	01/02/26	03/13/26	04/01/26	0.093750
The Trust declared and paid or will pay distributions to Preferred Shareholders as follows:
Preferred Shares(a)
Trust Name	Shares	Series	Declared
BMN	VRDP	W-7	$ 114,452

(a)	Dividends declared for period January 1, 2026 to January 31, 2026.
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock 2037 Municipal Target Term Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of BlackRock 2037 Municipal Target Term Trust (the “Fund”), including the schedule of investments, as of December 31, 2025, the related statement of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the three years in the period then ended and for the period from October 28, 2022 (commencement of operations) through December 31, 2022, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from October 28, 2022 (commencement of operations) through December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2026
We have served as the auditor of one or more BlackRock investment companies since 1992.

2025 BlackRock Annual Report to Shareholders

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as tax-exempt interest dividends for the fiscal year ended December 31, 2025:
Trust Name	Exempt-Interest Dividends
BMN	$ 7,210,957
The Trust hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2025:
Trust Name	Interest Dividends
BMN	$ 14,977
The Trust hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2025:
Trust Name	Interest- Related Dividends
BMN	$ 14,977
Important Tax Information

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Effective October 27, 2025 BlackRock 2037 Municipal Target Term Trust (the “Trust”) began operating as a diversified fund.
Except as noted above, during the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.
Investment Objectives and Policies
The Trust’s investment objectives are to provide current income that is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about September 30, 2037. There can be no assurance that the Trust’s investment objectives, including to return $25.00 per common share to the holders of common shares on or about September 30, 2037, will be achieved or that the Trust’s investment program will be successful. The Trust’s investment objectives may be changed by the Trust’s Board of Trustees (the “Board”) without prior shareholder approval.
Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in municipal securities.  For the purposes of the foregoing policy, “Managed Assets” are the Trust’s net assets plus the amount of borrowings for investment purposes. The Trust’s investments in derivatives will be counted toward the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Trust’s policy of investing at least 80% of its Managed Assets in municipal securities is a fundamental policy that may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”)). The Trust invests primarily in investment grade quality securities, which are securities that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor’s Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or securities that are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Split rated municipal securities (securities that receive different ratings from two or more rating agencies) will be considered to have the higher credit rating. Municipal securities rated Baa by Moody’s are investment grade, but Moody’s considers municipal securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal securities that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal securities. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal securities with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal securities are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Trust may invest up to 35% of its Managed Assets in municipal securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch) or securities that are unrated but judged to be of comparable quality by the Manager. However, under no circumstances will the Trust invest more than 25% of its Managed Assets in any securities, including municipal securities or any other securities, rated Caa/CCC or below by Moody’s, S&P or Fitch (or, if unrated, determined to be of a comparable credit quality by the Manager). Securities of below investment grade quality, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.
The Trust may invest 25% or more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector.
The foregoing credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Trust disposes of a portfolio security subsequent to its being downgraded, the Trust may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Trust may also invest up to 10% of its total assets in securities of other investment companies, including open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular federal income tax. Additionally, the Trust may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured municipal securities and may purchase insurance for municipal securities in its portfolio.
The Trust may invest without limit in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Trust to the federal alternative minimum tax. The percentage of the Trust’s Managed Assets invested in private activity bonds will vary from time to time. The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income. Common shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in our common shares will depend upon a comparison of the after-tax yield likely

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

to be provided from the Trust with that from comparable tax- exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position.
The Trust seeks to return $25.00 per common share to holders of common shares on or about September 30, 2037 (when the Trust will terminate unless (i) a majority of the Trust’s Board and 75% of the outstanding shares of the Trust approve an amendment to the Trust’s Amended and Restated Agreement and Declaration of Trust to extend the Trust’s termination date or (ii) 80% of the Trust’s Board approves an earlier termination date) by actively managing its portfolio of municipal obligations, which will have an average final maturity on or about such date, and by retaining each year a percentage of its net investment income, but continuing to maintain its status as a regulated investment company for federal income tax purposes. The purpose of retaining a portion of the net investment income is to enhance the Trust’s ability to return to investors $25.00 per common share outstanding upon the Trust’s termination. Such retained net investment income will generally serve to increase the net asset value of the Trust. However, if the Trust realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities, the Trust may return less than $25.00 for each common share outstanding at the end of the Trust’s term. In addition, the leverage used by the Trust may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, the Manager believes that it will be able to manage the Trust’s assets so that the Trust will not realize capital losses which are not offset by capital gains over the life of the Trust on the disposition of its other assets and retained net investment income. Although neither the Manager nor the Trust can guarantee these results, their achievement should enable the Trust, on or about September 30, 2037, to have available for distribution to holders of its common shares $25.00 (or more) for each common share then outstanding. There is no assurance that the Trust will be able to achieve its investment objective of returning $25.00 per common share to holders of common shares on or about September 30, 2037.
After the initial investment period, the Trust intends to actively manage the maturity of its securities, which are expected to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date of or about September 30, 2037. As a result, over time the maturity of the Trust’s portfolio is expected to shorten in relation to the remaining term of the Trust.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Trust. The Trust does not intend to invest in municipal securities the income from which is subject to regular federal income tax; however, to the extent that the Trust does invest in such securities, a portion of your dividends would be subject to regular federal income tax. The Trust ordinarily does not intend to realize significant investment income not exempt from regular federal income tax. From time to time, the Trust may realize taxable capital gains.
During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust’s cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objectives under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short-term investments, a portion of your dividends would be subject to regular federal income tax.
Leverage: The Trust may use leverage to seek to achieve its investment objectives. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust may utilize leverage for investment purposes by investing in residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds, in an amount up to 33 1/3% of its Managed Assets (50% of its net assets). In addition, the Trust may utilize leverage for investment purposes through the issuance of preferred shares, subject to market conditions being conducive to the successful implementation of a leveraging strategy through the issuance of preferred shares.
Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
Under normal market conditions, the Trust’s use of leverage, subject to the limitations set forth in the Investment Company Act, from any combination of (i) borrowings (including by investing in TOB Residuals) or the issuance of debt securities, (ii) the issuance of preferred shares, and (iii) derivative instruments with embedded leverage for investment purposes, will not exceed 50% of the Trust’s Managed Assets (100% of its net assets) (the “50% Policy”). The Trust’s use of derivative instruments with embedded leverage for hedging purposes will not be subject to the 50% Policy.
Risk Factors
This section contains a discussion of the general risks of investing in the Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. The order of the below risk factors does not indicate the significance of any particular risk factor.
Investment and Market Discount Risk:  An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.
Limited Term Risk: The Trust will terminate on or about September 30, 2037 in accordance with the terms of its Amended and Restated Agreement and Declaration of Trust, unless (i) a majority of the Trust’s Board and 75% of the outstanding shares of the Trust approve an amendment to the Trust’s Amended and Restated Agreement and Declaration of Trust to extend the Trust’s termination date or (ii) 80% of the Trust’s Board approves an earlier termination date. The Trust seeks to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about September 30, 2037. The Trust’s limited term may cause it to sell securities when it otherwise would not, which could cause the Trust’s returns to decrease and the market price and/or net asset value of the common shares to fall. As the Trust approaches its termination date, the Manager may need to reinvest the proceeds from sold, matured or called securities into securities with shorter maturity dates and lower yields, or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust or the Trust’s ability to maintain its dividend.
Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk —  Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Trust may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%.  (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.
To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
•General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
•Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
•Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Trust’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
•Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
•Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

•Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
•Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.
Taxability Risk: The Trust intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Trust’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Trust pay U.S. federal income taxes on the affected interest income, and, if the Trust agrees to do so, the Trust’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Trust as “exempt interest dividends” could be adversely affected, subjecting the Trust’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Trust. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Trust from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Trust.
Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Trust cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.
Economic Sector and Geographic Risk: The Trust may invest 25% or more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector. If the Trust does so, this may make it more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. As concentration increases, so does the potential for fluctuation in the net asset value of the Trust’s common shares.
Leverage Risk: The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares.
The Trust cannot assure you that the intended use of leverage will result in a higher yield on the common shares. There can be no assurance that the Trust’s intended leveraging strategy will be successful. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Tender Option Bonds Risk: The Trust’s participation in tender option bond transactions may reduce the Trust’s returns and/or increase volatility. Investments in tender option bond transactions expose the Trust to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Trust will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Trust may invest in special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Trust invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk: Subject to the limitations set forth in the Investment Company Act and the rules thereunder, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.
Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:
•Leverage Risk — The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.
•Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.
•Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Trust has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Shareholder Activism Risk: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Trust consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Trust’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Trust’s Board of Trustees, or to seek other actions such as a termination of the Trust’s investment advisory contract with its current investment manager or commencing litigation. If the Trust becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Trust may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Trust. Further, the Trust’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.
Investment Objectives, Policies and Risks

Automatic Dividend Reinvestment Plan

Pursuant to BMN’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BMN declares a dividend or determines to make a capital gain distribution or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on BMN’s primary exchange (“open market purchases”). BMN will not issue any new shares under the Reinvestment Plan.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BMN that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006 Providence, RI 02940-3006, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

2025 BlackRock Annual Report to Shareholders

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2022)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	66 RICs consisting of 100 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2022)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			68 RICs consisting of 102 Portfolios	None
Cynthia L. Egan(d) 1955	Trustee (Since 2022)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			68 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Trustee (Since 2022)
Chief Financial Officer, Lattice Semiconductor Corporation
(LSCC) since 2025; Chief Financial Officer, Intel Foundry
from 2024 to 2025; Vice Chairman, Kioxia, Inc. from
2019 to 2024; Chief Financial Officer, Xilinx, Inc. from
2016 to 2019; Corporate Controller, Xilinx, Inc. from
2008 to 2016.
			66 RICs consisting of 100 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2022)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			66 RICs consisting of 100 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Trustee (Since 2022)	Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation since 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	66 RICs consisting of 100 Portfolios	Vestis Corporation (uniforms and facilities services)
Catherine A. Lynch(d) 1961	Trustee (Since 2022)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003;  Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			68 RICs consisting of 102 Portfolios	PennyMac Mortgage Investment Trust
Trustee and Officer Information

Trustee and Officer Information (continued)
Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Arthur P. Steinmetz(d) 1958	Trustee (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			68 RICs consisting of 102 Portfolios	None

Interested Trustees(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2022)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Operating Committee; Co-Chair
of BlackRock’s Human Capital Committee; Senior
Managing Director of BlackRock, Inc. from 2010 to 2019;
oversaw BlackRock’s Strategic Partner Program and
Strategic Product Management Group from 2012 to 2019;
Member of the Board of Managers of BlackRock
Investments, LLC from 2011 to 2018; Global Head of
BlackRock’s Retail and iShares® businesses from 2012 to
2016.
			92 RICs consisting of 268 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2022) President and Chief Executive Officer (Since 2022)
Managing Director of BlackRock, Inc. since 2009; Head of
BlackRock Global Accounting and Product Services since
2009; Advisory Director of Family Resource Network
(charitable foundation) since 2009; Member of
BlackRock’s Global Executive Committee since 2025.
			94 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

2025 BlackRock Annual Report to Shareholders

Trustee and Officer Information (continued)
Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Stephen Minar 1984	Vice President (Since 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2018.
Trent Walker 1974	Chief Financial Officer (Since 2022)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2022)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2022)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Effective May 8, 2025, Stephen Minar replaced Jonathan Diorio as Vice President of the Trust.
Trustee and Officer Information

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 11, 2025 for shareholders of record on May 19, 2025, to elect trustee nominees for BlackRock 2037 Municipal Target Term Trust.  There were no broker non-votes with regard to the Trust.
Shareholders elected the Class III Trustees as follows:
	Robert Fairbairn		J. Phillip Holloman		Arthur P. Steinmetz
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BMN	5,230,665	250,746	5,124,154	357,257	5,150,264	331,147
For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch, and John M. Perlowski.
Trust Certification
The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trust does not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trust. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trust’s exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trust’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
The Trust’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). The Trust intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, the Trust may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Trust distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including return of capital. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.
The following information is a summary of certain changes since December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Except if noted otherwise herein, there were no changes to the Trust’s charter or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolios.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.
To enroll in electronic delivery:

2025 BlackRock Annual Report to Shareholders

Additional Information (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trust will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Trustees of the Trust has delegated the voting of proxies for the Trust’s securities to BlackRock Advisors, LLC (the “Advisor”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Trust. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.
Trust and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VRDP Liquidity Provider
Bank of America, N.A.
New York, NY 10036
VRDP Remarketing Agent
BofA Securities, Inc.
New York, NY 10036
VRDP Tender and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Portfolio Abbreviation
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
CAB	Capital Appreciation Bonds
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
GTD	GTD Guaranteed
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
RB	Revenue Bonds
S/F	Single-Family
SAB	Special Assessment Bonds

2025 BlackRock Annual Report to Shareholders

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Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
MTTT-12/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-(800) 882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock 2037 Municipal Target Term Trust	$33,108	$32,946	$0	$0	$17,160	$15,100	$388	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored or advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the Securities and Exchange Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock 2037 Municipal Target Term Trust	$17,548	$15,100

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of trustees has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, and Christian Romaglino, CFA, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio and Romaglino have been members of the registrant’s portfolio management team since 2022.

Portfolio Manager	Biography

Phillip Soccio, CFA	Director of BlackRock since 2009.

Christian Romaglino, CFA	Director of BlackRock since 2017.

(a)(2) As of December 31, 2025:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Philip Soccio, CFA	34	0	0	0	0	0
	$25.92 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	35	0	0	0	0	0
	$16.62 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2025:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2025.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2025:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio, CFA	$1 - $10,000
Christian Romaglino, CFA	$100,001 - $500,000

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock 2037 Municipal Target Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock 2037 Municipal Target Term Trust

Date: February 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock 2037 Municipal Target Term Trust

Date: February 24, 2026

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock 2037 Municipal Target Term Trust

Date: February 24, 2026